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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                                ______________

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 22, 2000

              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                               Initial Depositor
            (Exact name of registrant as specified in its charter)

                          Broadband HOLDRS(SM) Trust
                     [Issuer with respect to the receipts]

                                   DELAWARE
                (State or other jurisdiction of incorporation)

                                   333-31226
                            Commission File Number

                                  13-5674085
                     (I.R.S. Employer Identification No.)

                               250 Vesey Street
                           New York, New York 10281
             (Address of principal executive offices and zip code)

                                (212) 449-1000
             (Registrant's telephone number, including area code)
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Item 5.   Other Events

          The depositary trust agreement entered into between Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the initial depositor, and The Bank of New York, as trustee, has been amended as of November 22, 2000. The agreement has been amended to revise the rules related to distributions of securities from the Broadband HOLDRS Trust. Please see Exhibit 4.1 and 99.1 to this Form 8-K for more information.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

                    4.1 Amendment to the Depositary Trust Agreement, dated November 22, 2000.
                    99.1 Broadband HOLDRS Trust Prospectus Supplement dated
                         November 28, 2000 to Prospectus dated April 5, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


Date:  November 28, 2000                     By:    /s/ STEPHEN G. BODURTHA
                                                    -----------------------
                                             Name:  Stephen G. Bodurtha
                                             Title: Attorney-in-Fact

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                                 EXHIBIT INDEX

Number and Description of Exhibit                      Sequential
---------------------------------
                                                       Page Number
                                                       -----------

(4.1) Amendment to the Depositary Trust                Pg. 5
Agreement, dated November 22, 2000.

(99.1) Broadband HOLDRS (SM) Trust Prospectus          Pg. 9
Supplement dated November 28, 2000 to
Prospectus dated April 5, 2000.

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